SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 20, 1995
                                                      --------------------


                           LANDSING PACIFIC FUND, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     1-9942
                             ----------------------
                             Commission File Number


             MARYLAND                                      94 - 3066597
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    (State or other jurisdiction                        (I.R.S. Employer
          of incorporation)                           Identification number)


             155 Bovet Road, Suite 101, San Mateo, California 94402
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (415) 513-5252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS:

         On September 20, 1995, the registrant announced the sale of Country Hills Towne Center in Diamond Bar, California for $12,550,000, net of commission, and the realization of a $2,600,000 discount on the repayment of the mortgage loan which was collateralized by the property. The event is described in the press release attached hereto as Exhbit 99.1 and incorported by reference herein.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  The following exhibits are filed as part of this report:

                           99.1 Landsing Pacific Fund, Inc. Press Release dated September 20, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 20, 1995                   Signed by: /s/Dean Banks
                                                     ---------------------------
                                           Name:         Dean Banks
                                                     ---------------------------
                                           Title:        Secretary and Treasurer
                                                     ---------------------------